SIXTH AMENDMENT TO
                  REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM
                      LOAN AGREEMENT AND SECURITY AGREEMENT

      THIS SIXTH AMENDMENT TO REVOLVING LINE OF CREDIT LOAN AGREEMENT, TERM LOAN AGREEMENT AND SECURITY AGREEMENT (the "Sixth Amendment") is made as of January 24, 2001, by and among United Industrial Corporation, a Delaware corporation, having an address of 570 Lexington Avenue, New York, New York 10022, and AAI Corporation, AAI Engineering Support, Inc., AAI/ACL Technologies, Inc., AAI/ACL Technologies Europe Limited, Detroit Stoker Company, Midwest Metallurgical Laboratory, Inc., and AAI MICROFLITE Simulation International Corporation (jointly and severally, the "Borrowers"), and First Union Commercial Corporation, a North Carolina corporation, having an address of 1970 Chain Bridge Road, McLean, Virginia 22101 ("Lender").

                                    RECITALS

      A. United Industrial Corporation and certain of its subsidiaries and the Lender are parties to a Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of June 11, 1997 (the "Loan Agreement"), as amended by that certain First Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "First Amendment") made as of October 1, 1998, by that certain Second Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Second Amendment") made as of December 31, 1998, by that certain Third Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement (the "Third Amendment") made as of March 31, 2000, by that certain Fourth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement, dated as of September 21, 2000 (the "Fourth Amendment"), and by that certain Fifth Amendment to Revolving Line of Credit Loan Agreement, Term Loan Agreement and Security Agreement dated as of November 14, 2000 (the "Fifth Amendment")(said agreement, as so amended, being hereinafter called the "Loan Agreement").

      B. The Borrowers' obligations to repay advances under the Loan Agreement is evidenced by a Revolving Note, dated as of July 11, 1997, as amended by a First Amendment to Revolving Note, made as of March 31, 2000, and by a Second Amendment of Revolving Note, made as of November 14, 2000 (said Revolving Note, as so amended, being hereinafter called the "Note").

      C. In accordance with the application of AAI Corporation ("AAI") evidenced by that certain Application and Agreement for Letter of Credit executed by United Industrial Corporation and AAI Corporation dated September 25, 2000 (the "LOC Agreement"), a certain irrevocable standby letter of credit was issued for the benefit of the Office of Deputy CNO for Intelligence and Operations, Republic of Korea Navy Headquarters, Bunamri, Dumamyun, Nonsan City, Chungchongnamdo, Republic of Korea (hereafter, the "Beneficiary"), number SM414053C, in the original amount of Six Million Six Hundred Thousand and 00/100 Dollars ($6,600,000.00), as thereafter amended (the "Korean Navy LOC"). The Korean Navy LOC was issued in accordance with and subject to the terms, provisions and conditions of the LOC Agreement and the Loan Agreement.

      D. The Borrowers have requested an increase in the amount of the Korean Navy LOC, such that the maximum amount of the Korean Navy LOC will be Fifteen Million Eight Hundred Fourteen Thousand Two Hundred Thirty Eight and 00/100 Dollars ($15,814,238.00), comprised of a principal component of Thirteen Million Two Hundred Thousand and 00/100 Dollars ($13,200,000.00) and an interest component of Two Million Six Hundred Fourteen Thousand Two Hundred Thirty Eight and 00/100 Dollars ($2,614,238.00). The increase in the Korean Navy LOC to $15,814,238.00 would cause, among other things, (1) the aggregate amount of the LOC Obligations to exceed the sublimit maximum of Sixteen Million Five Hundred Thousand and 00/100 Dollars ($16,500,000.00) for letters of credit issued under the Loan Agreement, and (2) the maximum outstanding aggregate principal amount of the Advances to exceed the Maximum Revolving Commitment Amount, less the amount of LOC Obligations, and (3) the principal amount outstanding under the Revolving Note to exceed the Allowed Amount of Advances; therefore, Borrowers have also requested that the Loan Agreement be modified to allow for the amendment to and increase in the Korean Navy LOC requested by Borrowers.

      E. Lender has agreed to modify the Korean Navy LOC to increase the maximum amount of the Korean Navy LOC to Fifteen Million Eight Hundred Fourteen Thousand Two Hundred Thirty Eight and 00/100 Dollars ($15,814,238.00), subject to the terms and provisions of the Amendment Dated 26DEC00 to Irrevocable Standby Letter of Credit, a copy of which is attached hereto (the "LOC Amendment"), and to modify the Loan Agreement to accommodate the increase in the Korean Navy LOC, subject to the provisions and agreements hereinafter set forth, including without limitation, the Borrowers' deposit of cash (U.S. Dollars) as and when paid by the Beneficiary under the Korean Navy LOC, into an account established by Borrowers with Lender, to secure the amount of the increase in the Korean Navy LOC.

      F. Contemporaneously herewith, the Note is being modified pursuant to that certain Third Amendment to Revolving Note of even date herewith (the "Note Modification") to reflect a one-time increase in the maximum principal amount of the Revolving Loan from Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00) to Twenty Five Million Three Hundred Forty Two Thousand and 00/100 Dollars ($25,342,000.00) , payable by Borrowers to Lender, and to accommodate the increase in the principal amount of the Korean Navy LOC.

                                   AGREEMENTS

      NOW, THEREFORE, in consideration of the premises, the mutual agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers and the Lender hereby agree as follows:

1. Recitals. The recitals are incorporated herein by reference. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Loan Agreement.

2. Modification of Korean Navy LOC. The Korean Navy LOC shall be modified in accordance with the LOC Amendment, such LOC Amendment to remain inoperative and ineffective until the conditions of the LOC Amendment and this Sixth Amendment are fully complied with and performed, including without limitation, the delivery by Borrowers to Lender of the sum of Six Million Six Hundred Thousand and 00/100 Dollars ($6,600,000.00), in cash (the "Cash Deposit"), for deposit into an account established with Lender (the "Account") as security for the Korean Navy LOC. The Cash Deposit and all amounts in the Account shall constitute Collateral as defined under the Loan Agreement, and shall be subject to the security interests, terms and provisions of the Security Agreement.

3. LOC Obligations Under the Loan Agreement. Subject to the terms and provisions of the LOC Amendment and the Loan Agreement as modified hereby, Lender agrees to increase the Korean Navy LOC by the amount of Seven Million Eight Hundred Forty One Thousand Five Hundred Eighty One and 00/100 Dollars ($7,841,581.00)(the "Korean Navy LOC Increase"), the result of which will be that the total amount of the Korean Navy LOC will be Fifteen Million Eight Hundred Fourteen Thousand Two Hundred Thirty Eight and 00/100 Dollars ($15,814,238.00). Lender's consent is a one-time waiver of Borrowers' compliance with the requirements of the Loan Agreement that (a) the amount of the LOC Obligations not at any time exceed Sixteen Million Five Hundred Thousand and 00/100 Dollars ($16,500,000.00) and
(b) the maximum outstanding aggregate principal amount of the Advances not at any time exceed the Maximum Revolving Commitment Amount, less the amount of the LOC Obligations. In addition, the one-time waiver of Lender set forth above shall not extend the Ending Date under the Loan Agreement, nor shall such waiver extend Borrowers' obligation to deliver full and timely payment of all amounts owing on the Revolving Loan, and under the Revolving Note, the Loan Agreement as modified by this Sixth Amendment and the other Loan Documents.

Clause (i) of Section 2.1, paragraph (d) of the Loan Agreement is hereby modified to provide that the aggregate amount of LOC Obligations, less the Korean Navy LOC Increase, plus the Korean Navy LOC Shortfall (as defined in paragraph 5 of this Sixth Amendment) shall at no time exceed Sixteen Million Five Hundred Thousand and 00/100 Dollars ($16,500,000.00). Any reduction in the amount of the Korean Navy LOC shall be treated as a reduction in that portion of the Korean Navy LOC other than the Korean Navy LOC Increase, until such time as only that portion of the Korean Navy LOC consisting of the Korean Navy LOC Increase remains.

4. Security Agreement and Financing Statements. Contemporaneous with the execution and delivery of this Sixth Amendment, Borrowers shall execute and deliver to Lender a Security Agreement, in form and substance satisfactory to Lender (the "Security Agreement"), thereby, among other things, granting to Lender a perfected security interest in all sums now or hereafter on deposit in the Account or in any other account with or possessed by Lender. In addition, Borrowers shall, upon request of Lender, execute and deliver to Lender, such financing statements, continuation statements and other documents with respect to the amounts on deposit in the Account or in any other account with or possessed by Lender pursuant to the Uniform

Commercial Code or otherwise, in form and substance satisfactory to Lender, and Borrowers will pay the costs, taxes, fees and charges incurred as a result of the filing of such financing statements and other documents in all public offices wherever the Lender deems filing to be necessary or desirable. Borrowers grant the Lender the right, at the Lender's option, to file any or all such financing statements, continuation statements and other documents pursuant to the Uniform Commercial Code and otherwise, without Borrowers' signature, and irrevocably appoints the Lender as Borrowers' attorney-in-fact to execute any such statements and documents in Borrowers' name and to perform all other acts which the Lender deems appropriate to perfect and to continue the security interests conferred by the Loan Agreement, as modified by this Sixth Agreement, and/or the Security Agreement.

5. Additional Cash Security. In addition to the Cash Deposit, Borrowers shall deliver to Lender, contemporaneous with the execution of this Sixth Amendment, an additional cash deposit in the sum of Three Hundred Thousand and 00/100 Dollars ($300,000.00), for deposit into the Account, as additional security for the Korean Navy LOC and other obligations of Borrowers under the Loan Agreement as modified by this Sixth Amendment (the "Additional Cash Deposit"). The Additional Cash Deposit shall constitute Collateral as defined under the Loan Agreement, and shall be subject to the security interests, terms and provisions of the Security Agreement. Furthermore, in the event that the amount on deposit in the Account is at any time less than the total amount which may be drawn under or owing in connection with the Korean Navy LOC Increase (as a contingent obligation or otherwise), or which may be owing under the LOC Agreement with respect to the Korean Navy LOC Increase (the "Korean Navy LOC Shortfall"), Borrowers shall immediately deliver to Lender, upon demand of Lender, payment in immediately available funds, in United States dollars, in an amount equal to the Korean Navy LOC Shortfall.

6. Definition of Revolving Note. The definition of Revolving Note under the Loan Agreement shall be modified to mean the Borrowers' promissory note, dated as of July 11, 1997, as amended by a First Amendment to Revolving Note, made as of March 31, 2000, and by a Second Amendment of Revolving Note, made as of November 14, 2000, and as modified by a Third Amendment of Revolving Note of even date herewith, in the amount of Twenty Five Million Three Hundred Forty Two Thousand and 00/100 Dollars ($25,342,000.00), payable to the order of Lender, and evidencing Borrowers' obligation to repay the Revolving Loan. Upon the expiration and termination of the Korean Navy LOC, and there being no amounts owing by Borrowers to Lender in conjunction with the Korean Navy LOC and it no longer being an LOC Obligation, the principal amount of the Revolving Note shall be immediately modified and reduced to Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00), at Borrowers' sole expense.

7. Definition of Maximum Revolving Commitment Amount. The definition of Maximum Revolving Commitment Amount shall be modified to mean Twenty Five Million Three Hundred Forty Two Thousand and 00/100 Dollars ($25,342,000.00), or such lesser amount as Borrowers may request and as may be allowed for advance under the Loan Agreement as modified by this Sixth Amendment; provided, that the Maximum Revolving Commitment Amount shall be reduced by the amount of any portion of the Korean Navy LOC that expires and terminates, and that no longer constitutes an LOC Obligation, effective on the date that such portion of the Korean Navy LOC expires and terminates and no longer constitutes an LOC Obligation, until the Maximum Revolving Commitment Amount shall be reduced to Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00), at which point, Maximum Revolving Commitment Amount shall mean Seventeen Million Five Hundred Thousand and 00/100 Dollars ($17,500,000.00), or such lesser amount as Borrowers may request and as may be allowed for advance under the Loan Agreement as modified by this Sixth Amendment.

8. Definition of Allowed Amount of Advances. The definition of Allowed Amount of Advances is hereby modified to mean that the aggregate principal amount of Advances outstanding under the Revolving Note at any time shall not exceed the lesser of:

      i. the difference between the Maximum Revolving Commitment Amount (as determined in accordance with paragraph 7 of this Sixth Amendment), and the LOC Obligations; or

      ii. the amount equal to (i) the Borrowing Base, less (ii) the LOC Obligations, plus (iii) the amount of the Korean Navy LOC Increase, less (iv) the amount of any Korean Navy LOC Shortfall.

9. Mandatory Payment. Should the maximum aggregate principal amount of all Advances under the Revolving Loan at any time exceed the amount of Advances to which Borrowers are entitled under the Loan Agreement as modified by this Sixth Amendment, Borrowers shall immediately deliver to Lender a mandatory principal payment in an amount sufficient to reduce the outstanding principal balance to the amount permitted under the Loan Agreement as modified by this Sixth Amendment.

10. Representations and Warranties. To induce the Lender to enter into this Sixth Amendment, the Borrowers warrant and represent to the Lender that:

      a. The Borrowers' books and records properly reflect the Borrowers' financial condition, and no material adverse change in the Borrowers' financial condition has occurred since the last date that the Borrowers provided financial reports to the Lender; and

      b. No litigation is pending or, to the Borrowers' knowledge, threatened against the Borrowers' which could materially adversely affect the Borrowers or which involves a claim against the Borrowers in an amount equal to or greater than Five Hundred Thousand and 00/100 Dollars ($500,000.00) of which the Borrowers have not informed the Lender in writing; and

      c. The Borrowers are in compliance with all provisions of the Loan Agreement and are in compliance in all material respects with all applicable laws and regulations;

            and

      d. Borrowers have the power and authority to enter into this Sixth Amendment, to perform their obligations hereunder, to execute all documents being executed and delivered in connection herewith, and to incur the obligations provided for herein, all of which have been duly authorized and approved in accordance with the Borrowers' organizational documents; and

      e. This Sixth Amendment, together with all documents executed in connection herewith or pursuant hereto, constitute the valid and legally binding obligations of the Borrowers in accordance with their respective terms; and

      f. The Borrowers' obligations under the Loan Documents remain valid and enforceable obligations, and the execution and delivery of this Sixth Amendment and the other documents executed in connection herewith shall not be construed as a novation of the Loan Agreement or the other Loan Documents.

11. Lender's Fees and Costs. The Borrowers promise to pay, upon execution of this Sixth Amendment, all costs (including attorneys fees) incurred by the Lender in connection with the preparation of this Sixth Amendment and any other documents related thereto, and a loan fee (in addition to all other fees and costs owing under the Loan Agreement as modified by this Sixth Amendment) in the amount of Ten Thousand and 00/100 Dollars ($10,000.00). The Borrowers authorize the Lender to advance funds to itself or to third parties to pay the fees and costs mentioned in this paragraph, which shall be deemed to be Advances to the Borrowers under the Loan Agreement and which shall be repayable in accordance with the Notes.

12. ARBITRATION. UPON DEMAND OF ANY PARTY HERETO, WHETHER MADE BEFORE OR AFTER INSTITUTION OF ANY JUDICIAL PROCEEDING, ANY CONTROVERSY OR CLAIM ARISING OUT OF OR RELATING TO THE LOAN DOCUMENTS BETWEEN PARTIES HERETO (A "DISPUTE") SHALL BE RESOLVED BY BINDING ARBITRATION CONDUCTED UNDER AND GOVERNED BY THE COMMERCIAL FINANCIAL DISPUTES ARBITRATION RULES (THE "ARBITRATION RULES") OF THE AMERICAN ARBITRATION ASSOCIATION ("AAA") AND THE FEDERAL ARBITRATION ACT. DISPUTES MAY INCLUDE, WITHOUT LIMITATION, TORT CLAIMS, COUNTERCLAIMS, A DISPUTE AS TO WHETHER A MATTER IS SUBJECT TO ARBITRATION, CLAIMS BROUGHT AS CLASS ACTIONS, OR CLAIMS ARISING FROM DOCUMENTS EXECUTED IN THE FUTURE. A JUDGMENT UPON THE AWARD MAY BE ENTERED IN ANY COURT HAVING JURISDICTION. NOTWITHSTANDING THE FOREGOING, THIS ARBITRATION PROVISION DOES NOT APPLY TO DISPUTES UNDER OR RELATED TO SWAP AGREEMENTS. ALL ARBITRATION HEARINGS SHALL BE CONDUCTED IN THE CITY OR COUNTY WHERE THE LENDER'S OFFICE, AS FIRST STATED ABOVE, IS LOCATED, OR AT SUCH OTHER PLACE AS THE PARTIES MAY IN WRITING AGREE. A HEARING SHALL BEGIN WITHIN 90 DAYS OF DEMAND FOR ARBITRATION AND ALL

HEARINGS SHALL CONCLUDE WITHIN 120 DAYS OF DEMAND FOR ARBITRATION. THESE TIME LIMITS MAY NOT BE EXTENDED UNLESS A PARTY SHOWS CAUSE FOR EXTENSION AND THEN FOR NO MORE THAN A TOTAL OF 60 DAYS. THE EXPEDITED PROCEDURES SET FORTH IN RULE 51, ET SEQ., OF THE ARBITRATION RULES SHALL APPLY TO DISPUTES IN WHICH THE CLAIM IS LESS THAN $1,000,000.00. BE LICENSED ATTORNEYS SELECTED FROM THE COMMERCIAL FINANCIAL DISPUTE ARBITRATION PANEL OF THE AAA. THE PARTIES DO NOT WAIVE APPLICABLE FEDERAL OR STATE SUBSTANTIVE LAW EXCEPT AS PROVIDED HEREIN. NOTWITHSTANDING THE PRECEDING BINDING ARBITRATION PROVISIONS, THE PARTIES AGREE TO PRESERVE WITHOUT DIMINUTION, CERTAIN REMEDIES THAT ANY PARTY MAY EXERCISE BEFORE OR AFTER AN ARBITRATION PROCEEDING IS BROUGHT. THE PARTIES SHALL HAVE THE RIGHT TO PROCEED IN ANY COURT OF PROPER JURISDICTION OR BY SELF HELP TO EXERCISE OR PROSECUTE THE FOLLOWING REMEDIES, AS APPLICABLE: (1) ALL RIGHTS TO FORECLOSE AGAINST ANY REAL OR PERSONAL PROPERTY OR OTHER SECURITY BY EXERCISING A POWER OF SALE OR UNDER APPLICABLE LAW BY JUDICIAL FORECLOSURE INCLUDING A PROCEEDING TO CONFIRM THE SALE; (2) ALL RIGHTS OF SELF HELP, INCLUDING WITHOUT LIMITATION, PEACEFUL OCCUPATION OF REAL PROPERTY AND COLLECTION OF RENTS, SETOFF, AND PEACEFUL POSSESSION OF PERSONAL PROPERTY; (3) OBTAINING PROVISIONAL OR ANCILLARY REMEDIES INCLUDING INJUNCTIVE RELIEF, SEQUESTRATION, GARNISHMENT, ATTACHMENT, APPOINTMENT OF RECEIVER AND FILING AN INVOLUNTARY BANKRUPTCY PROCEEDING; AND (4) WHEN APPLICABLE, A JUDGMENT BY CONFESSION OF JUDGMENT. ANY CLAIM OR CONTROVERSY WITH REGARD TO ANY PARTY'S ENTITLEMENT TO SUCH REMEDIES IS A DISPUTE. THE PARTIES AGREE THAT THEY SHALL NOT HAVE A REMEDY OF PUNITIVE OR EXEMPLARY DAMAGES AGAINST OTHER PARTIES IN ANY DISPUTE, AND THEY HEREBY WAIVE ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY NOW HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY DISPUTE WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION OR JUDICIALLY.

13. No Offsets or Defenses; Release of Claims. Except as modified by this Sixth Amendment, the Loan Agreement remains in full force and effect and unmodified. Borrowers warrant and represent that they have no offsets or defenses to their obligations under the Loan Documents, as so modified. The Borrowers hereby release and waive any and all claims of any kind that they may have against the Lender as of the date of this Sixth Amendment arising out of or relating to the Note, as modified by the Note Modification, or the Loan Agreement, as amended by this Sixth Amendment.

14. Execution in Counterparts. This Sixth Amendment may be signed in several counterparts which, when executed, shall constitute a single agreement. A counterpart containing a facsimile signature shall be effective to the same extent as if it were a counterpart containing an original signature, but shall be confirmed promptly with a counterpart containing an original signature.

      IN WITNESS WHEREOF, the undersigned have duly executed this Sixth Amendment, or have caused this Sixth Amendment to be duly executed on their behalf, as of the day and year first hereinabove written.


                                    UNITED INDUSTRIAL CORPORATION


                                    By  /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    AAI CORPORATION


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    AAI ENGINEERING SUPPORT, INC.


                                    By: /s/ Richard Erkeneff
                                       --------------------------------
                                          Richard Erkeneff, President


                                    AAI/ACL TECHNOLOGIES, INC.


                                    By: /s/ Thomas E. Wurzel
                                       --------------------------------
                                          Thomas E. Wurzel, President


                                    AAI/ACL TECHNOLOGIES EUROPE LIMITED


                                    By: /s/ Thomas E. Wurzel
                                       --------------------------------
                                          Thomas E. Wurzel, President

                                    DETROIT STOKER COMPANY


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    MIDWEST METALLURGICAL LABORATORY,
                                    INC.


                                    By: /s/ James Perry
                                       --------------------------------
                                          James Perry, Vice President


                                    AAI MICROFLITE Simulation International
                                    Corporation


                                    By: /s/ Stanley J. Mecinski, Jr.
                                       --------------------------------
                                          Stanley J. Mecinski, Jr.
                                          Assistant Secretary and Assistant
                                          Treasurer


                                    FIRST UNION COMMERCIAL CORPORATION


                                    By: /s/ Barbara Van Meerten
                                       --------------------------------
                                          Barbara Van Meerten, Vice President


STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit:

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that James Perry, whose name is signed to the writing above, bearing date as of January 26, 2001, as Vice President of United Industrial Corporation, Vice President of AAI Corporation, Vice President of Detroit Stoker Company, and Vice President of Midwest Metallurgical Laboratory, Inc., has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004

STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit:

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that Richard Erkeneff, whose name is signed to the writing above, bearing date as of January 26, 2001, as President of AAI Engineering Support, Inc., has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.


                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004

STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit.

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that Thomas E. Wurzel, whose name is signed to the writing above, bearing date as of January 26, 2001, as President of AAI/ACL Technologies, Inc., and President of AAI/ACL Technologies Europe Limited has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004

STATE OF MARYLAND        )
COUNTY/CITY OF HARTFORD  )To Wit

      I Diane Richardson, a Notary Public in and for the jurisdiction aforesaid, do certify that Stanley J. Mecinski, Jr., whose name is signed to the writing above, bearing date as of January 26, 2001, as Assistant Secretary and Assistant Treasurer of AAI MICROFLITE Simulation International Corporation has acknowledged the same before me in my jurisdiction aforesaid.

      Given under my hand and seal this 26th day of January, 2001.

                                          /s/ Diane Richardson
                                          --------------------
                                          Notary Public

My Commission Expires: September 28, 2004


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